DELAWARE CASH RESERVE CLASS C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997 INCLUDING CDSC
-------------------------------------------------------------------------------

      Average Annual Compounded Rate of Return:

                              n
                        P(1 + T) = ERV

         ONE
         YEAR
      -----------
                         1
               $1,000 (1 - T)  =  $1,025.79


           2.58%

DELAWARE CASH RESERVE CLASS C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997 EXCLUDING CDSC
--------------------------------------------------------------------------------
    Average Annual Compounded Rate of Return:

                             n
                        P(1 + T) = ERV

        ONE
        YEAR
    -----------------

                     1
           $1,000 (1 - T) = $1,035.79


           3.58%

DELAWARE GROUP CASH RESERVE
TOTAL RETURN PERFORMANCE
TWELVE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                              $1.00
Initial Shares                                            1000.000


  Fiscal       Beginning          Dividends         Reinvested       Cumulative
   Year          Shares          for Period           Shares            Shares
--------------------------------------------------------------------------------
   1997         1000.000           $0.035             35.788         1,035.788
--------------------------------------------------------------------------------


Ending Shares                                1035.788
Ending NAV                                x     $1.00
                                          -----------
                                            $1,035.79
Less CDSC                                      $10.00
                                          -----------
Investment Return                           $1,025.79


Total Return Performance
------------------------
Investment Return                           $1,025.79
Less Initial Investment                     $1,000.00
                                          -----------
                                               $25.79 / $1,000.00 x 100


Total Return:                                    2.58%

 DELAWARE GROUP CASH RESERVE
 TOTAL RETURN PERFORMANCE
 TWELVE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------

 Initial Investment                             $ 1,000.00
 Beginning OFFER                                     $1.00
 Initial Shares                                   1000.000

  Fiscal       Beginning          Dividends         Reinvested       Cumulative
   Year          Shares          for Period           Shares            Shares
--------------------------------------------------------------------------------
   1997        1,000.000           $0.035            35.788          1,035.788
--------------------------------------------------------------------------------


 Ending Shares                                  1,035.788
 Ending NAV                                   x     $1.00
                                              -----------
 Investment Return                              $1,035.79


 Total Return Performance
 -------------------------
 Investment Return                              $1,035.79
 Less Initial Investment                        $1,000.00
                                              -----------
                                                    $35.79 / $1,000.00 x 100


 Total Return:                                       3.58%

 DELAWARE GROUP CASH RESERVE
 TOTAL RETURN PERFORMANCE
 SIX MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

 Initial Investment                                        $1,000.00
 Beginning OFFER                                               $1.00
 Initial Shares                                             1000.000

  Fiscal       Beginning          Dividends         Reinvested       Cumulative
   Year          Shares          for Period           Shares            Shares
--------------------------------------------------------------------------------
   1997        1,000.000           $0.018            17.851          1,017.851
--------------------------------------------------------------------------------

 Ending Shares                                    1017.851
 Ending NAV                                     x    $1.00
                                                 ---------
                                                 $1,017,85
 Less CDSC                                          $10.00
                                                 ---------
 Investment Return                               $1,007.85

 Total Return Performance
 ------------------------
 Investment Return                               $1,007.85
 Less Initial Investment                         $1,000.00
                                                 ---------
                                                     $7.85 / $1,000.00 x 100

 Total Return:                                       0.79%

 DELAWARE GROUP CASH RESERVE
 TOTAL RETURN PERFORMANCE
 SIX MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------

 Initial Investment                                 $1,000.00
 Beginning OFFER                                        $1.00
 Initial Shares                                      1000.000

  Fiscal       Beginning          Dividends         Reinvested       Cumulative
   Year          Shares          for Period           Shares            Shares
--------------------------------------------------------------------------------
   1997        1,000.000          $0.018              17.850         1,017.85O
--------------------------------------------------------------------------------

 Ending Shares                                1,017.850
 Ending NAV                                  x    $1.00
                                             ----------
 Investment Return                            $1,017.85


 Total Return Performance
 ------------------------
 Investment Return                            $1,017.85
 Less Initial Investment                      $1,000.00
                                             ----------
                                                  $17.85 / $1,000.00 x 100


 Total Return:                                     1.79%

DELAWARE GROUP CASH RESERVE
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                              $1.00
Initial Shares                                            1000.000


  Fiscal       Beginning          Dividends         Reinvested       Cumulative
   Year          Shares          for Period           Shares            Shares
--------------------------------------------------------------------------------
  1997         1000.000            $0.027              26.942         1,026.942
--------------------------------------------------------------------------------


Ending Shares                                        1026.942
Ending NAV                                      x       $1.00
                                                -------------
                                                    $1,026.94
Less CDSC                                              $10.00
                                                -------------
Investment Return                                   $1,016.94


Total Return Performance
-----------------------
Investment Return                                   $1,016.94
Less Initial Investment                             $1,000.00
                                                 ------------
                                                        $16.94 / 1,000.00 x 100


Total Return:                                            1.69%

DELAWARE GROUP CASH RESERVE
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                 $1.00
Initial Shares                               1000.000


  Fiscal       Beginning          Dividends         Reinvested       Cumulative
   Year          Shares          for Period           Shares            Shares
--------------------------------------------------------------------------------
  1997         1,000.000           $0.027            26.942           1,026.942
--------------------------------------------------------------------------------


Ending Shares                               1,026.942
Ending NAV                                x     $1.00
                                          -----------
Investment Return                           $1,026.94


Total Return Performance
------------------------
Investment Return                           $1,026.94
Less Initial Investment                     $1,000.00
                                          -----------
                                               $26.94 / $1,000.00 x 100


Total Return:                                    2.69%